Virtus Seix Tax-Exempt Bond Fund (the “Tax-Exempt Bond Fund”),

a series of Virtus Opportunities Trust

Virtus Seix High Grade Municipal Bond Fund (the “High Grade Municipal Bond Fund”) and Virtus Seix Investment Grade Tax-Exempt Bond Fund (the “Investment Grade Tax-Exempt Bond Fund”), each a series of Virtus Asset Trust

Supplement dated April 16, 2026,

to the Summary Prospectus for the Tax-Exempt Bond Fund and

the Virtus Opportunities Trust Statutory Prospectus and Statement of Additional Information (“SAI”) applicable to the Tax-Exempt Bond Fund, each dated January 28, 2026, as supplemented

and

to the Summary Prospectuses for the High Grade Municipal Bond Fund and the Investment Grade Tax-Exempt Bond Fund and the Virtus Asset Trust Statutory Prospectus and SAI, each dated April 28, 2025, as supplemented

IMPORTANT NOTICE TO INVESTORS

As previously disclosed to shareholders of the Tax-Exempt Bond Fund and the High Grade Municipal Bond Fund, the Board of Trustees of Virtus Asset Trust and Virtus Opportunities Trust have approved an Agreement and Plan of Reorganization pursuant to which each of the Tax-Exempt Bond Fund and the High Grade Municipal Bond Fund (each, an “Acquired Fund”) will reorganize with and into the Acquiring Fund (the “Reorganization”). As of the date of this supplement, the Reorganization is expected to take place on or about June 12, 2026.

Each Acquired Fund and the Acquiring Fund have the same Board of Trustees and subadviser, as well as the same portfolio manager. The subadviser to each Acquired Fund and the Acquiring Fund is Virtus Fixed Income Advisers, LLC (“VFIA”), an affiliate of the funds’ investment adviser. VFIA operates through its Seix Investment Advisors division in subadvising all three funds. After the Reorganization, VFIA expects to transfer the employees involved in the day-to-day management of these funds, and thus the management of the Acquiring Fund, to its Newfleet Asset Management division, at which time the Acquiring Fund will be renamed Virtus Newfleet Intermediate Municipal Bond Fund. This is not a change in subadviser and will not impact the management of the Acquiring Fund.

The Acquiring Fund’s investment advisory fee rates are contractually identical to those of the High Grade Municipal Bond Fund. Effective upon the Reorganization, the funds’ investment adviser has agreed to lower the Acquiring Fund’s investment advisory fee rates so that they are contractually 0.45% on the first billion of the Acquiring Fund’s net assets and to 0.40% on net assets over $1 billion, which is equal to or lower than that of the Tax-Exempt Bond Fund’s advisory fee rate of 0.45% on all net assets. The Acquiring Fund’s expenses also will be contractually limited by the investment adviser to levels the same as or lower than those of each Acquired Fund.

The Acquiring Fund’s investment objective and principal investment strategies are similar to those of each Acquired Fund. Therefore, the combined fund after the Reorganization is expected to be managed in a similar manner to each Acquired Fund before the merger, with higher assets and the potential for lower fees and expenses. In anticipation of the Reorganization, non-material changes were made to align the funds’ respective policies for investing in accordance with their names. After these changes, as a matter of fundamental policy, each fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade (BBB-/Baa3 or better) municipal bonds, the income from which is exempt from federal income tax and not subject to the federal alternative minimum tax.

The funds’ fundamental investment restrictions do not materially differ, as discussed further in the Prospectus/Information Statement that will be sent to shareholders of the Acquired Fund. In anticipation of the Reorganization, however, non-material changes were made to align the funds’ fundamental investment restrictions with respect to loans and commodities. After these changes, as a matter of fundamental policy, each fund may not make loans, but this restriction shall not prevent the funds from (a) investing in debt obligations, (b) investing in money market instruments or repurchase agreements, (c) participating in an interfund lending program among funds having a common investment adviser or distributor, to the extent permitted by applicable law, or (d) lending its portfolio securities. The total assets loaned pursuant to (c) and (d) will not exceed 33 1/3% of a fund’s assets, including collateral received for loaned securities (valued at the time of any loan). Further, after these changes, as a matter of fundamental policy, each fund may not purchase or sell commodities or commodity contracts, except a fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) not requiring the physical delivery of commodities and whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

Pursuant to the Agreement and Plan of Reorganization, each Acquired Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the respective Acquired Fund. Following the exchange, each Acquired Fund will distribute the shares of the Acquiring Fund to its shareholders, pro rata, in liquidation of the respective Acquired Fund, and shareholders of both classes of each Acquired Fund will therefore become shareholders of shares of the Acquiring Fund with the same aggregate dollar value as the shares they owned of the Acquired Fund immediately prior to the Reorganization. Class A and Class I shares of the Acquiring Fund will be distributed to each shareholder of an Acquired Fund, in accordance with the table below.

Acquired Fund Class	Acquiring Fund Class
High Grade Municipal Bond Fund – Class A	Investment Grade Tax-Exempt Bond Fund – Class I
High Grade Municipal Bond Fund – Class I	Investment Grade Tax-Exempt Bond Fund – Class I
Tax-Exempt Bond Fund – Class A	Investment Grade Tax-Exempt Bond Fund – Class A
Tax-Exempt Bond Fund – Class I	Investment Grade Tax-Exempt Bond Fund – Class I

The Reorganization is expected to be carried out pursuant to Rule 17a-8 under the Investment Company Act of 1940, as amended, which means that shareholder approval is not required for the Reorganization to be carried out.

Investors should retain this supplement with the Prospectuses and

Statements of Additional Information for future reference.

VAT 8622 & VOT 8020/ Muni Bond Merger and Fundamental Policy Changes (4/26)